EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                 POWERLINX, INC.
                 FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I am the Vice President, Finance of PowerLinx, Inc., a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-K/A of the Company for the year ended December 31, 2005 and filed with the Securities and Exchange Commission ("Form 10-K").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2006
                                        /s/ Douglas Bauer
                                        -----------------
                                        Douglas Bauer
                                        Chief Financial Officer